Exhibit 99.1
For Release September 3, 2015
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Renee Lyall
Infoblox
408.986.4748
rlyall@infoblox.com
Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports Fiscal Fourth Quarter and Fiscal 2015 Results
Company Reports Record Revenue

SANTA CLARA, Calif., September 3, 2015 — Infoblox (NYSE:BLOX), the network control company, today reported its financial results for its fourth fiscal quarter and fiscal year ended July 31, 2015. Total net revenue for the fourth quarter of fiscal 2015 was a record $87.0 million, an increase of 34.0% on a year-over-year basis. Total net revenue for fiscal 2015 was a record $306.1 million, an increase of 22.3% compared with the total net revenue of $250.3 million in fiscal 2014.
On a GAAP basis, the Company reported a net loss of $4.7 million, or $0.08 net loss per fully diluted share, for the fourth quarter of fiscal 2015, compared with a net loss of $9.5 million, or $0.17 net loss per fully diluted share, for the fourth quarter of fiscal 2014. For fiscal 2015, the Company reported a GAAP basis net loss of $27.1 million, or $0.48 net loss per fully diluted share, compared with a net loss of $23.9 million, or $0.45 net loss per fully diluted share, in fiscal 2014.
The Company reported non-GAAP net income of $7.3 million, or $0.12 diluted net income per share on a non-GAAP weighted-average share basis, for the fourth quarter of fiscal 2015, compared with non-GAAP net income of $1.9 million, or $0.03 diluted net income per share on a non-GAAP weighted-average share basis, for the fourth quarter of fiscal 2014. For fiscal 2015, on a non-GAAP basis, the Company reported net income of $22.7 million, or $0.38 diluted income per share compared with net income of $19.5 million, or $0.34 diluted income per share, in fiscal 2014.
The GAAP to non-GAAP reconciling items for the fourth quarters and fiscal years 2015 and 2014 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.

“We had a strong finish to fiscal 2015,” said Jesper Andersen, president and chief executive officer.  “Sales execution continued to improve as evidenced by our robust top line performance driven by product sales in the fourth quarter. We believe our security and cloud solutions differentiate our platform and have increased our value proposition with our customers and prospects, and contributed to driving larger deals,” continued Andersen.  “As we look ahead, we see multiple growth drivers for our business and believe we are well positioned for further growth.”

Financial Outlook
Infoblox announced its outlook of anticipated results for the first fiscal quarter ending October 31, 2015. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the first fiscal quarter ending October 31, 2015, the Company currently expects:
•Total net revenue in the range of $86 million to $88 million;
•Non-GAAP gross margin to be in the range of 78% to 79%;
•Non-GAAP operating margin in the range of 6% to 7%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.05 to $0.06, assuming approximately 62 million shares on a non-GAAP diluted weighted-average share basis.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide first fiscal quarter 2016 estimates for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Income tax adjustment: For purposes of calculating non-GAAP net income and non-GAAP EPS, our interim U.S. income tax provision is recognized based on the percentage of year-to-date non-GAAP pre-tax income (loss) over projected fiscal 2015 non-GAAP pre-tax income (loss).
Acquisition related expenses: Acquisition related expenses may include transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, and the write-down of certain acquired in-progress research and development intangibles. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses with income taxes adjusted to reflect our estimated effective tax rate on a non-GAAP basis. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, September 3, 2015 at 1:30 p.m. PDT/4:30 p.m. EDT to discuss its fiscal fourth quarter 2015 financial results. To access the call, investors may dial 800-230-1096 (domestic) or 612-288-0337 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available to the company’s website and a taped reply will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 366383.
About Infoblox
Infoblox (NYSE:BLOX) delivers critical network services that protect Domain Name System (DNS) infrastructure, automate cloud deployments, and increase the reliability of enterprise and service provider networks around the world. As the industry leader in DNS, DHCP, and IP address management, the category known as DDI, Infoblox (www.infoblox.com) reduces the risk and complexity of networking.

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Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotation attributable to Mr. Andersen and the statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter; changes in demand for automated network control solutions; the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of September 3, 2015, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this September 3, 2015 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Year Ended
	July 31, 2015	April 30, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Net revenue:
Products and licenses	$46,348	$40,737	$32,022	$156,510	$130,348
Services	40,651	37,366	32,893	149,615	119,992
Total net revenue	86,999	78,103	64,915	306,125	250,340
Cost of revenue:
Products and licenses	10,039	9,069	7,235	35,362	29,327
Services	8,554	8,257	7,352	31,769	26,471
Total cost of revenue	18,593	17,326	14,587	67,131	55,798
Gross profit	68,406	60,777	50,328	238,994	194,542
Operating expenses:
Research and development	18,309	16,709	13,670	65,092	49,289
Sales and marketing	44,438	39,536	38,038	162,217	138,612
General and administrative	10,055	9,740	7,948	37,110	29,621
Total operating expenses	72,802	65,985	59,656	264,419	217,522
Loss from operations	(4,396)	(5,208)	(9,328)	(25,425)	(22,980)
Other income (expense), net	(77)	206	62	(651)	(18)
Loss before provision for income taxes	(4,473)	(5,002)	(9,266)	(26,076)	(22,998)
Provision for income taxes	253	134	266	1,007	919
Net loss	$(4,726)	$(5,136)	$(9,532)	$(27,083)	$(23,917)
Net loss per share - basic and diluted	$(0.08)	$(0.09)	$(0.17)	$(0.48)	$(0.45)
Weighted-average shares used in computing basic and diluted net loss per share	58,128	56,928	54,727	56,626	53,581

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Year Ended
	July 31, 2015	April 30, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Gross Profit Reconciliation:
GAAP gross profit	$68,406	$60,777	$50,328	$238,994	$194,542
Stock-based compensation expense	1,045	1,001	1,002	4,450	3,619
Amortization of intangible assets	290	290	290	1,160	1,110
Non-GAAP gross profit	$69,741	$62,068	$51,620	$244,604	$199,271
Gross Margin Reconciliation:
GAAP gross margin	78.6%	77.8%	77.5%	78.1%	77.7%
Stock-based compensation expense	1.2	1.3	1.5	1.5	1.4
Amortization of intangible assets	0.3	0.4	0.5	0.4	0.4
Non-GAAP gross margin	80.1%	79.5%	79.5%	80.0%	79.5%
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(4,396)	$(5,208)	$(9,328)	$(25,425)	$(22,980)
Stock-based compensation expense	11,525	11,759	10,832	47,623	40,971
Amortization of intangible assets	322	617	617	2,173	2,418
Non-GAAP operating income	$7,451	$7,168	$2,121	$24,371	$20,409
Operating Margin Reconciliation:
GAAP operating margin	(5.1%)	(6.7%)	(14.4%)	(8.3%)	(9.2%)
Stock-based compensation expense	13.3	15.1	16.7	15.6	16.4
Amortization of intangible assets	0.4	0.8	1.0	0.7	0.9
Non-GAAP operating margin	8.6%	9.2%	3.3%	8.0%	8.1%
Net Income (Loss) Reconciliation:
GAAP net loss	$(4,726)	$(5,136)	$(9,532)	$(27,083)	$(23,917)
Stock-based compensation expense	11,525	11,759	10,832	47,623	40,971
Amortization of intangible assets	322	617	617	2,173	2,418
Income tax adjustment	167	(45)	—	—	—
Non-GAAP net income	$7,288	$7,195	$1,917	$22,713	$19,472

Non-GAAP EPS	$0.12	$0.12	$0.03	$0.38	$0.34
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net loss per share	58,128	56,928	54,727	56,626	53,581
Additional dilutive securities for non-GAAP income	3,149	3,295	1,375	2,657	4,057
Weighted-average shares used in calculating non-GAAP diluted net income per share	61,277	60,223	56,102	59,283	57,638

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	July 31, 2015	July 31, 2014
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$103,124	$78,535
Short-term investments	227,712	191,316
Accounts receivable, net	45,881	36,420
Inventory	8,588	6,345
Prepaid expenses and other current assets	10,459	7,506
Total current assets	395,764	320,122
Property and equipment, net	23,225	18,785
Restricted cash	3,515	3,516
Intangible assets, net	1,923	4,096
Goodwill	33,293	33,293
Other assets	1,547	756
TOTAL ASSETS	$459,267	$380,568
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$19,136	$15,648
Accrued compensation	22,931	13,197
Deferred revenue, net	95,130	81,964
Total current liabilities	137,197	110,809
Deferred revenue, net	41,717	34,149
Other liabilities	5,201	6,314
TOTAL LIABILITIES	184,115	151,272
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 58,836 shares and 55,065 shares issued and outstanding as of July 31, 2015 and July 31, 2014	6	6
Additional paid-in capital	438,725	365,833
Accumulated other comprehensive loss	(37)	(84)
Accumulated deficit	(163,542)	(136,459)
TOTAL STOCKHOLDERS’ EQUITY	275,152	229,296
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$459,267	$380,568

(a) Derived from the July 31, 2014 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended July 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(27,083)	$(23,917)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	47,623	40,971
Depreciation and amortization	8,888	8,735
Excess tax benefits from employee stock plans	(207)	(170)
Other	2,096	827
Changes in operating assets and liabilities:
Accounts receivable, net	(9,461)	2,308
Inventory	(2,615)	(1,867)
Prepaid expenses, other current assets and other assets	(3,629)	(1,500)
Accounts payable and accrued liabilities	2,833	3,061
Accrued compensation	9,734	725
Deferred revenue, net	20,734	17,927
Other liabilities	(902)	(792)
Net cash provided by operating activities	48,011	46,308
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(147,137)	(186,322)
Proceeds from maturities of short-term investments	109,290	86,730
Proceeds from sales of short-term investments	1,001	47,180
Purchases of property and equipment	(10,303)	(6,352)
Business acquisition	—	(1,000)
Net cash used in investing activities	(47,149)	(59,764)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	25,039	21,993
Excess tax benefits from employee stock plans	207	170
Net cash provided by financing activities	25,246	22,163

Effect of foreign exchange rate changes on cash and cash equivalents	(1,519)	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	24,589	8,707
CASH AND CASH EQUIVALENTS—Beginning of period	78,535	69,828
CASH AND CASH EQUIVALENTS—End of period	$103,124	$78,535
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$1,341	$484
Cash paid for income taxes, net	$483	$489
Restricted stock units released in connection with business acquisition	$—	$573